Exhibit 99.2 October 28, 2021 ZENDESK + MOMENTIVE Creating the leader in customer intelligence Investor Deck

Additional Information and Where to Find It This communication relates to a proposed business combination transaction between Zendesk, Inc. (“Zendesk”) and Momentive Global Inc. (“Momentive”). In connection with the proposed transaction, Zendesk intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a joint proxy statement of Zendesk and Momentive and that also will constitute a prospectus of Zendesk with respect to shares of Zendesk’s common stock to be issued in the proposed transaction (the “joint proxy statement/prospectus”). The definitive joint proxy statement/prospectus (if and when available) will be delivered to Zendesk’s stockholders and Momentive’s stockholders. Each of Zendesk and Momentive may also file other relevant documents regarding the proposed transaction with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF ZENDESK AND MOMENTIVE ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS THAT ARE OR WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the joint proxy statement/prospectus (if and when available) and other documents that are filed or will be filed with the SEC by Zendesk or Momentive through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Zendesk with the SEC also may be obtained free of charge at Zendesk’s investor relations website at https://investor.zendesk.com or upon written request to Zendesk, Inc. at 989 Market Street, San Francisco, CA 94103. Copies of the documents filed with the SEC by Momentive will be available free of charge by accessing Momentive’s investor relations website at https://investor.momentive.ai or upon written request to Momentive at investors@momentive.ai. Participants in the Solicitation Zendesk, Momentive, their respective directors and certain of their respective executive officers are participants in the solicitation of proxies from the respective stockholders of Zendesk and Momentive in respect of the proposed transaction. Information about Zendesk’s directors and executive officers and their ownership of Company common stock is set forth in Zendesk’s proxy statement for its 2021 Annual Meeting of Stockholders on Schedule 14A filed with the SEC on April 2, 2021. Information about Momentive’s directors and executive officers and their ownership of Momentive’s common stock is set forth in Momentive’s proxy statement for its 2021 Annual Meeting of Stockholders on Schedule 14A filed with the SEC on April 20, 2021. To the extent that holdings of Zendesk’s or Momentive’s securities have changed since the amounts printed in Zendesk’s or Momentive’s proxy statement, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the interests of the participants in the proxy solicitations will be contained in the joint proxy statement/prospectus when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph. Cautionary Statement Regarding Forward-Looking Statements This communication contains forward-looking statements, including, among other things, statements regarding the anticipated benefits of the proposed transaction, the anticipated impact of the proposed transaction on the combined company’s business and future financial and operating results, the expected amount and timing of anticipated synergies from the proposed transaction, the anticipated timing of closing of the proposed transaction and other aspects of Zendesk’s or Momentive’s operations or operating results. Words such as “may,” “should,” “will,” “believe,” “expect,” “anticipate,” “target,” “project,” and similar phrases that denote future expectations or intent regarding the combined company’s financial results, operations, and other matters are intended to identify forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors that may cause future events to differ materially from the forward-looking statements in this [press release], including (i) the ability to complete the proposed transaction within the time frame anticipated or at all; (ii) the failure to realize the anticipated benefits of the proposed transaction or those benefits taking longer than anticipated to be realized; (iii) the risk that uncertainty about the proposed transaction may adversely affect relationships with our customers, partners, suppliers, and employees, whether or not the transaction is completed; (iv) the effect of the announcement of the proposed transaction on the ability of Zendesk or Momentive to retain and hire key personnel; (v) the risk that disruptions from the proposed transaction will harm Zendesk’s or Momentive’s business, including current plans and operations; (vi) potential litigation related to the proposed transaction and the resulting expense or delay; (vii) the failure to obtain stockholder or regulatory approvals in a timely manner or otherwise; (viii) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of Zendesk or Momentive to terminate the proposed transaction; (ix) the diversion of the attention of the respective management teams of Zendesk and Momentive from their respective ongoing business operations; (x) the ability of Zendesk to successfully integrate Momentive’s operations and technologies; (xi) the ability of Zendesk to implement its plans, forecasts and other expectations with respect to its business after the completion of the transaction and realize expected synergies; (xii) the effect of uncertainties related to the COVID-19 pandemic on U.S. and global markets, Zendesk’s or Momentive’s respective business, operations, revenue, cash flow, operating expenses, hiring, demand for their respective solutions, sales cycles, customer retention, and their respective customers’ businesses and industries; (xiii) risks relating to the market value of Zendesk’s common stock to be issued in the proposed transaction; (xiv) Zendesk’s ability to adapt its products to changing market dynamics and customer preferences or achieve increased market acceptance of its products; (xv) the intensely competitive market in which Zendesk operates; (xvi) the development of the market for software as a service business software applications; (xvii) Zendesk’s substantial reliance on its customers renewing their subscriptions and purchasing additional subscriptions; (xviii) Zendesk’s ability to effectively market and sell its products to larger enterprises; (xix) Zendesk’s ability to develop or acquire and market new products and to support its products on a unified, reliable shared services platform; (xx) Zendesk’s reliance on third-party services, including services for hosting, email, and messaging; (xxi) Zendesk’s ability to retain key employees and attract qualified personnel, particularly in the primary regions Zendesk operates; (xxii) Zendesk’s ability to effectively manage its growth and organizational change, including its international expansion strategy; (xxiii) Zendesk’s expectation that the future growth rate of its revenues will decline, and that, as its costs increase, Zendesk may not be able to generate sufficient revenues to achieve or sustain profitability; (xxiv) Zendesk’s ability to integrate acquired businesses and technologies successfully or achieve the expected benefits of such acquisitions; (xxv) real or perceived errors, failures, or bugs in Zendesk’s products; (xxvi) potential service interruptions or performance problems associated with Zendesk’s technology and infrastructure; (xxvii) Zendesk’s ability to securely maintain customer data and prevent, mitigate, and respond effectively to both historical and future data breaches; (xxviii) Zendesk’s ability to comply with privacy and data security regulations; (xxix) Zendesk’s ability to optimize the pricing for its solutions; and (xxx) other adverse changes in general economic or market conditions. The forward-looking statements contained in this communication are also subject to additional risks, uncertainties, and factors, including those described in Zendesk’s and Momentive’s respective Quarterly Reports on Form 10-Q for the period ended June 30, 2021 and other documents filed by either of them from time to time with the SEC. The forward-looking statements included in this communication are made only as of the date hereof. Zendesk and Momentive do not undertake to update any forward-looking statements made in this communication to reflect events or circumstances after the date of this communication or to reflect new information or the occurrence of unanticipated events, except as required by law. No Offer or Solicitation This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Speakers Mikkel Svane Zander Lurie Shelagh Glaser Founder, CEO, Chair CEO of Momentive CFO of Zendesk of Zendesk

Creating the leader in customer intelligence Leading customer service Leader in feedback, surveys and sales platform and market research Make it easy for companies and Help businesses make critical customers to create connections decisions quickly and confidently +

Businesses have billions of interactions with their customers

But without the necessary context true customer understanding is out of reach

What customers How customers say and do think and feel

INTRODUCING The customer intelligence company Build more meaningful relationships with every customer

Develop a rich and dynamic picture of every customer

Our customer intelligence vision Listen to your customers Develop a rich picture Act on insight Collect critical information about Bring your customer into focus by Empower teams to take action your customers needs, experiences combining customer data with across the organization and and expectations across all market research and insights for the customer lifecycle interaction and feedback channels context you need to truly understand

Momentive empowers Brand tracking Competitive intel Marketing broad range of use cases Consumer insights across the organization Account health pulse Qualification Sales Event feedback NPS SURVEYS Customer satisfaction Customer Experience Sentiment analysis Employee pulse FEEDBACK Benchmarking HR Workplace equity and inclusion Concept testing MARKET Product feedback Product Management RESEARCH Price sensitivity

Momentive’s customers span all sizes and industries NON-PROFIT TECHNOLOGY FINANCIAL SERVICES/FINTECH E-COMMERCE CONSUMER TRANSPORTATION/AUTO KEY HIGHLIGHTS (1) ● 345K organizations worldwide ● 20mm active users (2) ● ~9,400 enterprise sales customers ● ~550 enterprise customers added in Q2’21 (3) ● 100%+ dollar-based net retention rate for organizational customers (1) Enterprise sales customers purchase products through Momentive’s sales-assisted channel (2) Organizational domain-based customers are customers who register with us using an email account with an organizational domain name, such as @momentive.ai, but excludes customers with email addresses hosted on widely used domains such as @gmail, @outlook or @yahoo. (3) We calculate organizational dollar-based net retention rate as of a period end by starting with the trailing 12 months of bookings from the cohort of all domain-based customers as of the 12 months prior to such period end (“Prior Period Bookings”). We then calculate the trailing 12 months of bookings from these same customers as of the current period end (“Current Period Bookings”). Current Period Bookings includes any upsells and is net of contraction or attrition but excludes bookings from new domain-based customers in the current period. We then divide the total Current Period Bookings by the total Prior Period Bookings to arrive at the organizational dollar-based net retention rate.

Two industry leaders – A powerful combined platform for growth ~$1.4bn 32% 111K+ ~$460mm 20% 345K (1) (1) (1) (1) (2) CUSTOMERS RUN-RATE REVENUE Y/Y REV. GROWTH RUN-RATE REVENUE Y/Y REV. GROWTH CUSTOMERS 5,000+ 4bn 3.3bn ~1,500 5.5bn+ 9mm+ (3) DAILY AI PREDICTIONS EMPLOYEES ANNUAL TICKETS END USERS EMPLOYEES SURVEY RESPONSES Source: Company filings, presentations and FactSet as of October 18, 2021 (1) As of Q3 2021. Estimate of annual revenue run rate by multiplying the revenue for the applicable quarter by four. (2) Unique organizational domains as further described above. (3) Based on August 2021 data, weekly average.

ZENDESK + MOMENTIVE Strategically aligned culture and values ● Shared heritage ● Ease of use ● Fast time to value ● Organic adoption ● User-centric design ● Customer empowerment ● Employee impact

ZENDESK + MOMENTIVE Summary of transaction ● All stock transaction with exchange ratio of 0.225 Zendesk shares per Momentive share TRANSACTION ● Ratio represents an implied value of approximately $28 per Momentive share based on Zendesk’s 15-day volume weighted average price up to and including October 26, 2021 CONSIDERATION ● Momentive shareholders to own approximately 22% of combined company ● Upon closing of the transaction, CEO Zander Lurie will continue to lead Momentive’s strong management team MANAGEMENT & ● Over the first few quarters following completion of the combination, we will work jointly on GOVERNANCE the plan for deeper integrations of our teams, go-to-market strategies, and products to operate as a unified company delivering on a shared vision of Customer Intelligence ● Approved by both Zendesk’s and Momentive’s Boards of Directors TRANSACTION ● Expected closing in 1H 2022 ● Subject to Zendesk and Momentive shareholder approvals and customary regulatory TIMELINE approvals

Powering our growth and scale

Platform differentiation

Drive new wins across both the customer service and customer feedback markets with compelling customer intelligence vision and platform

Complementary customer bases

Deepen relationships across both companies' large customer bases through product integration, bundled offerings, and cross-sell

Enterprise leverage

Accelerate Momentive's enterprise maturation by leveraging Zendesk's GTM capabilities and operating model

Reinvest in growth

Reallocate the benefits of greater scale toward new growth opportunities

Growth accretive in FY23 and beyond

(Transaction anticipated to close in H1 2022)

~$3.5B

Revenue in 2024

~$4.5B

Revenue in 2025

(~50% higher than previous target of $3B in 2025)

Zendesk can accelerate Percent of Business from $250K+ Accounts Momentive in numerous ways – 37% we’ve been there Zendesk’s enterprise investments and operating ● Strategic customer model can rapidly relationships accelerate Momentive’s enterprise business 17 ● Enterprise GTM capabilities Time ● Technology and channel Momentive’s Enterprise Journey partner ecosystem (Illustrative) ● International reach ● Proven expansion motion

Significant TAM expansion


2025 TAM
The Customer Intelligence Company
Market Research + Insights
Voice of Employee
Surveys + Voice of Customer
CPaaS + Messaging
Sales
CSS and Contact Center + Internal Help Desk
$85B
$22B
$18B
$45B
$81B
$30B
$26B
$25B
~$165B
zendesk
momentive
zendesk + momentive
The Customer Intelligence Company

Sources:
CSS + Contact Center, Sales, and Internal Help Desk: IDC Semiannual Software Tracker 2H20 Forecast
CPaaS + Messaging: IDC Worldwide Communications Platform as a Service Forecast, 2021-2025
Surveys + Voice of Customer: IDC Worldwide Customer Intelligence and Analytics Applications Software Forecast, 2021-2025
Voice of Employee: IDC Worldwide and U.S. Employee Experience Software and Services Forecast, 2021-2025
Market Research + Insights: internal Zendesk and Momentive estimates
Note: numbers may not add up due to rounding

ZENDESK + MOMENTIVE Summary Compelling platform TAM multiplier Growth driver Combination will create a Significant expansion of our Transaction will be growth differentiated, integrated addressable market with accretive in its first full year platform that combines addition of iconic brand, large through the acceleration of customer interactions and customer base, and powerful Momentive’s enterprise business insights into intelligence and horizontal solutions adopted and cross-sell between understanding throughout organizations complementary customer bases